UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Walt Disney Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The Walt Disney Company will begin distribution of the following letters to certain shareholders:

RE:  2024 ANNUAL MEETING OF SHAREHOLDERS

Dear Disney Shareholder,

Thank you for your interest in The Walt Disney Company and for returning your White Proxy Card.  We appreciate your participation and support.

To avoid any possible dispute as to the validity of your proxy for the reason(s) indicated below, we are requesting that you sign, date, and mail the enclosed additional White Proxy Card with the correction indicated below in the self-addressed envelope provided for your convenience.  This White Proxy Card will automatically revoke any previously granted proxy when it is returned.

☐
Your previous White Proxy Card was unsigned.  (If signing as attorney, executor, administrator, personal representative of an estate, corporate officer, partner, trustee, custodian, or guardian, please sign and give your full title as such.)

☐	Your previous White Proxy Card was undated. (Please date, sign and return the enclosed White Proxy Card in the enclosed envelope.)

☐
Your previous White Proxy Card omitted your title or authority.  (If signing as attorney, executor, administrator, personal representative of an estate, corporate officer, partner, trustee, custodian, or guardian, please sign and give your full title as such.)

☐
Your previous White Proxy Card, as signed, did not conform to the name shown on the proxy.  (Please date and sign the enclosed White Proxy Card exactly as the registration appears on the proxy, including your full title if signing other than in an individual capacity.)  If the registration is in the name of a custodian for the benefit of a minor, the custodian must sign and indicate his/her capacity.  If you are a beneficiary 18 years or older, you may sign as long as you indicate your age.

☐
Your previous White Proxy Card was not signed by all joint owners.  (If shares are registered in the name of more than one person, each such person should sign the enclosed White Proxy Card.  If a joint tenant is deceased, please indicate that you are the surviving joint owner.)

☐	Your previous White Proxy Card, as marked, did not clearly specify your instructions. Please sign, date and clearly mark your White Proxy Card.

☐
Other______________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________

Please note that the enclosed proxy card does not include your 16-digit control number, which you would need if you prefer to vote by telephone or Internet.  If you prefer to vote by telephone or Internet, please call (855) 449-0994 to obtain your 16-digit control number and then follow the simple instructions on the enclosed White Proxy Card.  Otherwise, we would greatly appreciate your signing, dating, and returning the enclosed White Proxy Card as soon as possible in the envelope provided.

If you have any questions, please call Innisfree M&A Incorporated, the firm assisting us, toll-free at (877) 456-3463.   Once again, we greatly appreciate your support.

Sincerely,

The Walt Disney Company

© Disney

Forward-Looking Statements
Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future shareholder value; expected value creation; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements.

Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives (including capital investments, asset acquisitions or dispositions, new or expanded business lines or cessation of certain operations), our execution of our business plans (including the content we create and intellectual property we invest in, our pricing decisions, our cost structure and our management and other personnel decisions), our ability to quickly execute on cost rationalization while preserving revenue, the discovery of additional information or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue, consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products.

Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find it
Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at www.disney.com/investors.

Participants
Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1, 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

© Disney